Assets and Liabilities of the Registrant as of the date of the order confirming the Plan was entered in the form in which it was furnished to the Bankruptcy
                                     Court.

Assets:

-----------------------------------------------------------------------------------------------------------
Description Of Property         Approximate Value Of        Bases For Opinion         Qualifications Of
                                Debtor's Interest In        Of Value                  Person Rendering
                                Property                                              Opinion

-----------------------------------------------------------------------------------------------------------
Cash on hand in Debtor's Bank   $2,165,000                  Debtor's records.         Debtor's Vice
Accounts                                                    Balance as of  June 24,   President of
                                                            2005.                     Finance.

-----------------------------------------------------------------------------------------------------------
Utility Deposits with:          $48,430.00                  Debtor's records as of    Debtor's Vice
Southern California Edison                                  June 24, 2005.            President of
Balance $46,500                                                                       Finance.
SBC
Balance $1,930
-----------------------------------------------------------------------------------------------------------
Debtor's subsidiaries: CTC Wind Unknown                     Not applicable            Debtor's Vice
Systems Corporation;                                                                  President of
CTC Cable Corporation;                                                                Finance.
CTC Towers & Poles Corporation;
and Transmission Technology
Corporation
-----------------------------------------------------------------------------------------------------------
Account receivable from Global  $77,707.95                  Debtor's opinion.  Amount Debtor's Vice
American Energy, Inc.  and                                  reflects 100% of          President of
Branding Iron                                               receivable from Branding  Finance.
                                                            Iron due as of June 24,
                                                            2005.  The Debtor views
                                                            the receivable from
                                                            Global American Energy,
                                                            Inc. as uncollectible.
-----------------------------------------------------------------------------------------------------------
Intellectual Property (Patents) $2,500,000                  Debtor's opinion as of    Debtor's Director
                                                            June 24, 2005.  Valuation of Intellectual
                                                            is based on approximately Property Strategy.
                                                            25% of the amount
                                                            expended by the Debtor to
                                                            develop these patents.
                                                            No patents have been
                                                            issued.
-----------------------------------------------------------------------------------------------------------
Computer equipment              $227,000.00                 Debtor's opinion.  Value  Debtor's Vice
Network equipment                                           is based on Debtor's      President of
Office equipment and                                        actual purchase price of  Finance.
Office furniture                                            these assets.

-----------------------------------------------------------------------------------------------------------
Pultrusion machinery,           $699,000.00                 Debtor's opinion.  Value  Debtor's Vice
Pultrusion dies                                             is based on Debtor's      President of
Metalworking machinery                                      actual purchase price of  Finance.
(excludes items leased from IFC)                            these assets.
-----------------------------------------------------------------------------------------------------------
Inventory:                      $1,450,000.00               Debtor's opinion as of    Debtor's Vice
Utility Cable Core                                          June 24, 2005.  Value is  President of
Cable                                                       based on Debtor's         Finance.
Carbon Fiber                                                estimated replacement
Glass Fiber                                                 cost for these assets.
Resin raw materials
-----------------------------------------------------------------------------------------------------------

Liabilities:

------------------------------------------------------------------------------------------------------------
Class No. Description                                Insiders  Impaired       Treatment
--------- -----------                                --------  --------       ---------
                                                     (Y/N)     (Y/N)
------------------------------------------------------------------------------------------------------------
1-A       Secured Claim of:                          No        No             The underlying lease of this
          CNC Associates Inc                                                  Claim shall be assumed by
                                                                              the Debtor on the Effective
          Collateral description:                                             Date and arrearages, if any,
          Lease Rental Agreement No. 22898001: (1)                            will be paid in full on the
          HAAS CNC Manual Toolroom Lathe including                            Effective Date.   It is
          (1) 5C Collet Spindle Nose w/ Manual Lever                          estimated that there will be
          (1) Threaded Spindle Nose (1) Manual 8"                             no arrearages due on this
          3-Jaw Chuck (1) Quick Change 2 Position                             Claim.
          Tool Post (1) Manual Tailstock (1) Air
          Blow Gun (1) Coolant Pump Kit.  UCC-1                               Treatment of lien:  This
          Financing Statement filed 3/19/2004,                                Creditor shall retain its
          Filing No. 2004008541-4                                             lien on the collateral in
                                                                              the same validity and
          Collateral Value: $18,703.35                                        priority as it held prior to
                                                                              the Petition Date until the
          Total Amount of claim: $18,703.35                                   Allowed Claim amount has
                                                                              been paid.

                                                                              Payment:  This Creditor will
                                                                              receive payment on its Claim
                                                                              pursuant to the terms and
                                                                              conditions of the underlying
                                                                              lease documents between the
                                                                              Debtor and the Creditor
                                                                              entered into prior to the
                                                                              Petition Date.  In no event
                                                                              shall the total payments
                                                                              received through the Plan
                                                                              exceed the amount of the
                                                                              Allowed Claim.

------------------------------------------------------------------------------------------------------------
1-B       Secured Claim of:                          No        No             The underlying lease of this
          American Bank & Trust Co (Assignee of                               Claim shall be assumed by
          Devon Bank)                                                         the Debtor on the Effective
                                                                              Date and arrearages, if any,
          Collateral description:                                             will be paid in full on the
          Lease Schedule No. 003 to Master Lease                              Effective Date.   It is
          Agreement No.  801036: Pultrusion Machine                           estimated that there will be
          including but not limited to all parts,                             no arrearages due on this
          accessories and attachments.  UCC-1                                 Claim.
          Financing Statement filed May 7, 2004,
          Filing No. 2004014625-0 (Assignment from                            Treatment of lien:  This
          Devon Bank to American Bank & Trust Co                              Creditor shall retain its
          filed October 15, 2004, Filing No.                                  lien on the collateral in
          2004031452-4)                                                       the same validity and
                                                                              priority as it held prior to
          Collateral Value: $67,711.98                                        the Petition Date until the
                                                                              Allowed Claim amount has
          Total Amount of claim: $67,711.98                                   been paid.

                                                                              Payment:  This Creditor will
                                                                              receive payment on its Claim
                                                                              pursuant to the terms and
                                                                              conditions of the underlying
                                                                              lease documents between the
                                                                              Debtor and the Creditor
                                                                              entered into prior to the
                                                                              Petition Date.  In no event
                                                                              shall the total payments
                                                                              received through the Plan
                                                                              exceed the amount of the
                                                                              Allowed Claim.

------------------------------------------------------------------------------------------------------------
1-C       Secured Claim of:                          No        No             The underlying lease of this
          Devon Bank and IFC Credit Corporation                               Claim shall be assumed by
                                                                              the Debtor on the Effective
          Collateral description:                                             Date and arrearages, if any,
          Lease Schedule No. 005 to Master Lease                              will be paid in full on the
          Agreement No. 801036: Torque Control                                Effective Date.   It is
          Conversion Kit Replacement Die (2) Dies                             estimated that there will be
          Epacio Burndy Y60BHU Burndy Corp                                    no arrearages due on this
          Dispensing Unit XDS 1001-CT03-3 Point                               Claim.
          Bending Clamp Kit Air Compressor 5.0 HP
          Connection for wire machine, Wiring for                             Treatment of lien:  This
          new cable machines, Clark Forklift EC50080                          Creditor shall retain its
          VL Systems Inc. - Computer Equipments                               lien on the collateral in
          Ashman - Lathe Ashman - Saw/Welder Bob                              the same validity and
          LaFortune - Air Compressor Spool Gun                                priority as it held prior to
          Welding CNC Associates - Haas Tool Room                             the Petition Date until the
          Lathe.  UCC-1 Financing Statement filed                             Allowed Claim amount has
          May 10, 2004, Filing No. 2004014770-7                               been paid.

          Collateral Value: $67,711.98                                        Payment:  This Creditor will
                                                                              receive payment on its Claim
          Total Amount of claim: $67,711.98                                   pursuant to the terms and
                                                                              conditions of the underlying
                                                                              lease documents between the
                                                                              Debtor and the Creditor
                                                                              entered into prior to the
                                                                              Petition Date.  In no event
                                                                              shall the total payments
                                                                              received through the Plan
                                                                              exceed the amount of the
                                                                              Allowed Claim.

------------------------------------------------------------------------------------------------------------
1-D       Secured Claim of:                          No        No             The underlying lease of this
          American Bank & Trust Co (Assignee of                               Claim shall be assumed by
          Devon Bank)                                                         the Debtor on the Effective
                                                                              Date and arrearages, if any,
          Collateral description:                                             will be paid in full on the
          Lease Schedule No. 004 to Master Lease                              Effective Date.   It is
          Agreement No. 801036: Bruce Matters                                 estimated that there will be
          Fabricating - Frames McMaster Carr - Parts                          no arrearages due on this
          Omega Engineering - Parts Omega                                     Claim.
          Engineering - Parts Pultool - Down payment
          (5//31/02) Pultool Balance (6/21/02) Bruce                          Treatment of lien:  This
          Matters Fabricating - Frames Die                                    Creditor shall retain its
          Pultrusion Machine Wet Tank Tools Resin                             lien on the collateral in
          Tank Metal Die Tools -Tools Pultrusion                              the same validity and
          Machine (3rd pmt) Reel Neat Solutions;                              priority as it held prior to
          UCC-1 Financing Statement filed May 20,                             the Petition Date until the
          2004, Filing No. 2004014771-9 (Assignment                           Allowed Claim amount has
          from Devon Bank to American Bank & Trust                            been paid.
          Co., filed October 15, 2004, Filing No.
          2004031451-2)                                                       Payment:  This Creditor will
                                                                              receive payment on its Claim
          Collateral Value: $67,711.98                                        pursuant to the terms and
                                                                              conditions of the underlying
          Total Amount of claim: $67,711.98                                   lease documents between the
                                                                              Debtor and the Creditor
                                                                              entered into prior to the
                                                                              Petition Date.  In no event
                                                                              shall the total payments
                                                                              received through the Plan
                                                                              exceed the amount of the
                                                                              Allowed Claim.

------------------------------------------------------------------------------------------------------------
1-E       Secured Claim of:                          No        No             The underlying lease of this
          West Suburban Bank and IFC Credit                                   Claim shall be assumed by
          Corporation                                                         the Debtor on the Effective
                                                                              Date and arrearages, if any,
          Collateral description:                                             will be paid in full on the
          Lease Schedule No. 002 to Master Lease                              Effective Date.   It is
          Agreement No. 801036: Office chairs, Phone                          estimated that there will be
          Office Furniture Outlet House to Office                             no arrearages due on this
          Telephone Equipment telephone equipment -                           Claim.
          ROI Networks Furniture Telephone Equipment
          - ROI Networks Telephone Equipment - ROI                            Treatment of lien:  This
          Networks Telephone Equipment - ROI                                  Creditor shall retain its
          Networks House to Office Furniture                                  lien on the collateral in
          Warehouse House to Office Furniture                                 the same validity and
          Warehouse; UCC-1 Financing Statement filed                          priority as it held prior to
          May 10, 2004, Filing No. 20044014772-1                              the Petition Date until the
                                                                              Allowed Claim amount has
          Collateral Value: $67,711.98                                        been paid.

          Total Amount of claim: $67,711.98                                   Payment:  This Creditor will
                                                                              receive payment on its Claim
                                                                              pursuant to the terms and
                                                                              conditions of the underlying
                                                                              lease documents between the
                                                                              Debtor and the Creditor
                                                                              entered into prior to the
                                                                              Petition Date.  In no event
                                                                              shall the total payments
                                                                              received through the Plan
                                                                              exceed the amount of the
                                                                              Allowed Claim.

------------------------------------------------------------------------------------------------------------
1-F       Secured Claim of:                          No        No             The underlying lease of this
          IFC Credit Corporation                                              Claim shall be assumed by
                                                                              the Debtor on the Effective
          Collateral description:                                             Date and arrearages, if any,
          Lease Schedule No. 007 to Master Lease                              will be paid in full on the
          Agreement No. 801036: One 50 x 18 inch                              Effective Date.   It is
          2000 CPE machine with 50 x 18 inch                                  estimated that there will be
          envelope (fits up to 52) from Glasforms,                            no arrearages due on this
          Inc.; UCC-1 Financing Statement filed May                           Claim.
          27, 2004, Filing No. 2004016808-0
                                                                              Treatment of lien:  This
          Collateral Value: $168,810.68                                       Creditor shall retain its
                                                                              lien on the collateral in
          Total Amount of claim: $168,810.68                                  the same validity and
                                                                              priority as it held prior to
                                                                              the Petition Date until the
                                                                              Allowed Claim amount has
                                                                              been paid.

                                                                              Payment:  This Creditor will
                                                                              receive payment on its Claim
                                                                              pursuant to the terms and
                                                                              conditions of the underlying
                                                                              lease documents between the
                                                                              Debtor and the Creditor
                                                                              entered into prior to the
                                                                              Petition Date.  In no event
                                                                              shall the total payments
                                                                              received through the Plan
                                                                              exceed the amount of the
                                                                              Allowed Claim.

------------------------------------------------------------------------------------------------------------
1-G       Secured Claim of:                          No        No             The underlying lease of this
          IFC Credit Corporation                                              Claim shall be assumed by
                                                                              the Debtor on the Effective
          Collateral description:                                             Date and arrearages, if any,
          Lease Schedule No. 006 to Master Lease                              will be paid in full on the
          Agreement No. 801036: One (1)  - 24 x 8                             Effective Date.   It is
          ince 1990 Goldsworth Pullmaster Machine                             estimated that there will be
          with a 24 x 8 inch puller envelope from                             no arrearages due on this
          Glasforms, Inc.; UCC-1 Financing Statement                          Claim.
          filed May 27, 2004, Filing No. 2004016809-2
                                                                              Treatment of lien:  This
          Collateral Value: $42,202.64                                        Creditor shall retain its
                                                                              lien on the collateral in
          Total Amount of claim: $42,202.64                                   the same validity and
                                                                              priority as it held prior to
                                                                              the Petition Date until the
                                                                              Allowed Claim amount has
                                                                              been paid.

                                                                              Payment:  This Creditor will
                                                                              receive payment on its Claim
                                                                              pursuant to the terms and
                                                                              conditions of the underlying
                                                                              lease documents between the
                                                                              Debtor and the Creditor
                                                                              entered into prior to the
                                                                              Petition Date.  In no event
                                                                              shall the total payments
                                                                              received through the Plan
                                                                              exceed the amount of the
                                                                              Allowed Claim.

------------------------------------------------------------------------------------------------------------
1-H       Secured Claim of:                          No        No             The underlying lease of this
          IFC Credit Corporation                                              Claim shall be assumed by
                                                                              the Debtor on the Effective
          Collateral description:                                             Date and arrearages, if any,
          Lease Schedule No. 008 to Master Lease                              will be paid in full on the
          Agreement No. 801036: One (1) Durapul 1204                          Effective Date.   It is
          Pultrusion Machine including but not                                estimated that there will be
          limited to all parts, attachments and                               no arrearages due on this
          accessories; UCC-1 Financing Statement                              Claim.
          filed November 23, 2004, Filing No.
          2004035757-4                                                        Treatment of lien:  This
                                                                              Creditor shall retain its
          Collateral Value: $89,815.36                                        lien on the collateral in
                                                                              the same validity and
          Total Amount of claim: $89,815.36                                   priority as it held prior to
                                                                              the Petition Date until the
                                                                              Allowed Claim amount has
                                                                              been paid.

                                                                              Payment:  This Creditor will
                                                                              receive payment on its Claim
                                                                              pursuant to the terms and
                                                                              conditions of the underlying
                                                                              lease documents between the
                                                                              Debtor and the Creditor
                                                                              entered into prior to the
                                                                              Petition Date.  In no event
                                                                              shall the total payments
                                                                              received through the Plan
                                                                              exceed the amount of the
                                                                              Allowed Claim.

------------------------------------------------------------------------------------------------------------
1-I       Secured Claim of:                          No        No             The underlying lease of this
          IFC Credit Corporation                                              Claim shall be assumed by
                                                                              the Debtor on the Effective
          Collateral description:                                             Date and arrearages, if any,
          Lease Schedule No. 009 to Master Lease                              will be paid in full on the
          Agreement No. 801036: One (1) HR4223                                Effective Date.   It is
          Testing Machine & Load Frame Height One,                            estimated that there will be
          One (1) Tufting Heads (materials for 4                              no arrearages due on this
          heads) including but not limited to all                             Claim.
          parts, attachments and accessories; UCC-1
          Financing Statement filed November 23,                              Treatment of lien:  This
          2004, Filing No. 2004035759-8                                       Creditor shall retain its
                                                                              lien on the collateral in
          Collateral Value: $97,982.05                                        the same validity and
                                                                              priority as it held prior to
          Total Amount of claim: $97,982.05                                   the Petition Date until the
                                                                              Allowed Claim amount has
                                                                              been paid.

                                                                              Payment:  This Creditor will
                                                                              receive payment on its Claim
                                                                              pursuant to the terms and
                                                                              conditions of the underlying
                                                                              lease documents between the
                                                                              Debtor and the Creditor
                                                                              entered into prior to the
                                                                              Petition Date.  In no event
                                                                              shall the total payments
                                                                              received through the Plan
                                                                              exceed the amount of the
                                                                              Allowed Claim.

------------------------------------------------------------------------------------------------------------
1-J       Secured Claim of:                          No        No             The underlying lease of this
          IFC Credit Corporation                                              Claim shall be assumed by
                                                                              the Debtor on the Effective
          Collateral description:                                             Date and arrearages, if any,
          Lease Schedule 010 to Master Lease                                  will be paid in full on the
          Agreement No. 801036: Vendor: Reel-O-Matic                          Effective Date.   It is
          Two (2)  Fractional HP Double reduction                             estimated that there will be
          gear reducer, Two (2) extra guide boxes                             no arrearages due on this
          with rollers and hardware.  Framing &                               Claim.
          Shipping Vendor:  Integrated Tech, Inc.,
          One (1) Custom 4U Rackmount Server -                                Treatment of lien:  This
          Exchange including but not limited to all                           Creditor shall retain its
          parts, attachments and accessories.  One                            lien on the collateral in
          (1) Microsoft Windows Server 2003 Standard                          the same validity and
          (5 CAL) Software One (1) Microsoft                                  priority as it held prior to
          Exchange Server 2003 Standard (5 CAL)                               the Petition Date until the
          Software One (1) Microsoft Exchange Server                          Allowed Claim amount has
          2003 Clients (25 CALS) Software One (1)                             been paid.
          Veritas Remote Agent One (1) Veritas
          Exchange Agent One (1) Netgeear 24-Port                             Payment:  This Creditor will
          GS524T VLAN Switch One (1) Netgear 48-Port                          receive payment on its Claim
          GS 748T VLAN Switch One (1) 8-Port PS/2                             pursuant to the terms and
          KVM Switch RM-1U w/monitor/keyboard/mouse                           conditions of the underlying
          Five (5) 6ft Cable Kit for KVM Switches                             lease documents between the
          Two (2) Tripp-LIte Smart Online 3000VA Two                          Debtor and the Creditor
          (2) Tripp-Lite 10BT Web SNMP Card One (1)                           entered into prior to the
          45URackmount Enclosure One (2) Quantum                              Petition Date.  In no event
          300/600 GB SDL T600 Rack2 w/10 Cartriges                            shall the total payments
          One (1) Custom 4U Rackmount Server - GP                             received through the Plan
          SQL Server including but not limited to                             exceed the amount of the
          all parts, attachments and accessories One                          Allowed Claim.
          (1) Veritas Remote Agent Client One (1)
          Veritas Backup Exec SQL Agent ONe (1)
          Custom 4U Rackmount Server - CRM SQL
          Server including but not limited to all
          parts, attachments and accessories One (1)
          Microsoft Windows 2003 Server (5 CAL)
          Software One (1) Microsoft SQL Server 2000
          Standard Software One (1) Veritas Remote
          Agent Client One (1) Veritas Backup Exec
          SQL Agent One (1) Custom 4U Rackmount
          Server - CRM WEB Serving including but not
          limited to all parts, attachments and
          accessories One (1) Microsoft Windows
          Server 2003 Standard (5 CAL) Software One
          (1) Veritas Remote Agent Client; UCC-1
          Financing Statement filed November 23,
          2004, Filing No. 2004035761-3

          Collateral Value: $85,696.14

          Total Amount of claim: $85,696.14

------------------------------------------------------------------------------------------------------------
1-K       Secured Claim of:                          No        No             The underlying lease of this
          Parkway Bank & Trust Company                                        Claim shall be assumed by
                                                                              the Debtor on the Effective
          Collateral description:                                             Date and arrearages, if any,
          Lease Schedule No. 11 to Master Lease                               will be paid in full on the
          Agreement No. 801036: One (1) Martin                                Effective Date.   It is
          Pultruder Durapul 1204 including but not                            estimated that there will be
          limited to all parts, attachments and                               no arrearages due on this
          accessories Two (2) Gud-drilled dies                                Claim.
          approx. 9.0374" in O.D. One (1) ACCPAC CRM
          Server - Corporate Edition One (1) ACCPAC                           Treatment of lien:  This
          5.6 CRM Integration Server Thirty-Five                              Creditor shall retain its
          (35)  ACCPAC CRM 5.6 User License One (1)                           lien on the collateral in
          ACCPAC 18% Support Plus Plan One (1) Grey                           the same validity and
          Trix GUMU for Great Plains SERVINTPROG                              priority as it held prior to
          Installation and training - 40 hours;                               the Petition Date until the
          UCC-1 Financing Statement filed November                            Allowed Claim amount has
          23, 2004, Filing No. 2004035762-5;  UCC-3                           been paid.
          Amendment  (restated collateral) filed
          March 1, 2005, Filing No. 2005006385-2                              Payment:  This Creditor will
          (UCC-3 Assignment from IFC Credit                                   receive payment on its Claim
          Corporation to Parkway Bank & Trust                                 pursuant to the terms and
          Company filed March 2, 2004, Filing No.                             conditions of the underlying
          2005006480-4)                                                       lease documents between the
                                                                              Debtor and the Creditor
          Collateral Value: $131,988.55                                       entered into prior to the
                                                                              Petition Date.  In no event
          Total Amount of claim: $131,988.55                                  shall the total payments
                                                                              received through the Plan
                                                                              exceed the amount of the
                                                                              Allowed Claim.

------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------------------------
 Class No.Description      Impaired     Treatment
                           (Y/N)
 ----------------------------------------------------------------------------------------------------------
 2-A      General          Yes          Allowed Claims in this class  will be paid the full amount of
          Unsecured Claims              their respective Allowed Claim, plus interest at an annual rate
                           Impaired;    of 3%, in six equal monthly installment payments commencing
          Approximately 50 claims in    thirty days after the Effective Date.
          holders of       this class
          General          are entitled The Reorganized Debtor will have the right to pay these Claims
          Unsecured Claims to vote on   prior to the due dates noted above without premium or penalty.
          totaling         the Plan
          approximately
          $1,725,418.70 as
          shown on Exhibit
          E to the
          Disclosure
          Statement.  This
          amount includes
          Disputed Claims.
 ----------------------------------------------------------------------------------------------------------
 2-B      Debenture        Yes          Allowed  Claims  in this  class  will be paid  pursuant  to  their
          Holders                       existing  agreements with the Debtor subject to modifications  set
                           Impaired;    forth in Exhibit A hereto.
          Four Claims      claims in
          totaling         this class   Prepetition and post-petition accrued interest and liquidated
           $15,087,500.00  are entitled damages due to the Debenture Holders as governed by the documents
          as shown on      to vote on   attached as Exhibit A shall be paid in Stock on the Effective
          Exhibit E to the the Plan     Date pursuant to Bankruptcy Code section 1145.
          Disclosure
          Statement.                    The amount of Stock to be issued in payment of the foregoing amounts shall be determined by dividing the total amount of (1)
                                        prepetition and post-petition accrued interest and (2) liquidated damages, by the "Interest Conversion Rate" as defined in the
                                        Debentures.
 ----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Class     Description                    Impaired       Treatment
                                          (Y/N)
------------------------------------------------------------------------------------------------------------
3-A       Subordinated Securities Claims Yes            In  the  event   that  a  holder   of  an   Allowed
                                                        Subordinated   Securities  Claim  obtains  a  money
                                                        judgment  against  the  Debtor,  such  holder of an
                                                        Allowed  Subordinated   Securities  Claim  will  be
                                                        issued Stock  pursuant to  Bankruptcy  Code Section
                                                        1145 in an  amount  equal  to the  full  amount  of
                                                        their Claim that is  ultimately  adjudicated  as an
                                                        Allowed  Claim.   The  number of shares of Stock to
                                                        be  issued  to  holders  of  Allowed   Subordinated
                                                        Securities  Claims shall be  determined by dividing
                                                        the   judgment or  settlement  dollar amount by the
                                                        average  reported  closing  bid  price per share of
                                                        CTC  Common  Stock on the OTC  Bulletin  Board  (as
                                                        reported  by  Bloomberg  L.P.  at 4:15 PM (New York
                                                        time)  during the twenty  regular  session  trading
                                                        days immediately preceding the Effective Date.

                                                        In  the  event   that  a  holder   of  an   Allowed
                                                        Subordinated  Securities  Claim  obtains a judgment
                                                        for specific  performance  against the Debtor, such
                                                        holder of an Allowed Subordinated  Securities Claim
                                                        will be issued Stock  pursuant to  Bankruptcy  Code
                                                        Section  1145 in an amount  equal to the  amount of
                                                        the   judgment,   subject  to   possible   dilution
                                                        discussed below.

                                                        The Debtor has not reviewed the proofs of
                                                        interest, if any, filed by holders of Subordinated
                                                        Securities Claims.  The Debtor reserves its right
                                                        to object to any of the proofs of interest filed
                                                        by the holders of Subordinated Securities Claims.

------------------------------------------------------------------------------------------------------------
3-B       Interests                      Yes            The rights of Interest Holders are modified by the
                                                        Plan.  The Stock will remain in effect and will be
          This class includes current                   diluted to a smaller percentage of the outstanding
          holders of warrants.  A list                  stock in  the Reorganized Debtor as a result of
          of non-debenture warrant                      the Stock to be issued to Allowed Subordinated
          holders is included as part of                Securities Claims and Allowed Unsecured Debenture
          Exhibit F.  Parties who                       Claims.  The percentage by which the Stock will be
          exercise warrants will receive                diluted depends on the total amount of
          shares subject to possible                    Subordinated Securities Claims that are ultimately
          dilution as discussed to the                  deemed to be Allowed Claims.
          right.
                                                        The Debtor has not reviewed the proofs of
                                                        interest, if any, filed by the Interest Holders.
                                                        The Debtor reserves its right to object to any of
                                                        the proofs of interest filed by the Interest
                                                        Holders on any reasonable grounds.

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